Prepaid Expenses and Other Current Assets (Details) - Schedule of Prepaid Expenses and Other Current Assets - Previously Reported [Member] - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Prepaid Expenses and Other Current Assets (Details) - Schedule of Prepaid Expenses and Other Current Assets [Line Items]
Prepaid expenses and other current assets	$ 2,602	$ 328
Accrued revenue	6	294
Other receivable	736	860
Total	$ 3,344	$ 1,482